UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 3, 2015

YOSEN GROUP, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

000-28767 (Commission File Number)	88-0403070 (IRS Employer Identification No.)

368 HuShu Nan Road

HangZhou City, Zhejiang Province, China

(Address of Principal Executive Offices) (Zip Code)

086-0571-88381700

(Registrant’s telehone number, including area code)

(Former Name and Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 4.01. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On January 28, 2015, Yosen Group, Inc (the "Company" ) engaged MJF & Associates APC ("MJF") as its independent registered public accounting firm and terminated Goldman Kurland Mohidin LLP ("GKM") from that role. The decision to change accountants was approved by the Board of Directors of the Company as of January 27, 2015.

The audit reports of GKM on the financial statements of the Company as of and for the years ended December 31, 2013 and 2012 did not contain an adverse opinion or a disclaimer of opinion, audit scope, or accounting principles. The auditors' report was however modified as to uncertainty relating to going concern.

During the Company's two most recent fiscal years ended December 31, 2013 and 2012 and any subsequent interim period preceding January 28, 2015, the Company did not consult with MJF on (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and MJF did not provide either a written report or oral advice to the Company that was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) the subject of any disagreement, as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions, or a reportable event within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

During the Company's two most recent fiscal years ended December 31, 2013 and 2012 and any subsequent interim period preceding January 28, 2015, there were: (i) no disagreements between the Company and GKM on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of GKM, would have caused GKM to make reference to the subject matter of the disagreements in their reports on the Company's financial statements for such period, and (ii) no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided GKM a copy of the disclosures in this Form 8-K and has requested that GKM furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not GKM agrees with the Company's statements in this Item 4.01(a). A copy of the letter dated February 3, 2015 furnished by GKM in response to that request is filed as Exhibit 16.1 to this Form 8-K.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Description

Exhibit No.

16.1 Letter of Goldman Kurland Mohidin LLP

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YOSEN GROUP, INC.

	Name:	/s/ Zhenggang Wang
	Title:	Chief Executive Officer
Dated: February 3, 2015